                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 9, 1996

                              Rentrak Corporation
            (Exact Name of Registrant as Specified in its Charter)


        Oregon                          0-15159                  93-0780536
(State of Other Jurisdiction        (Commission File         (I.R.S. Employer
    of Incorporation)                   Number)              Identification No.)

          7227 N.E.55th Avenue,
            Portland, Oregon                                        97218
 (Address of Principal Executive Offices)                         (Zip Code)


                                (503) 284-7581
             (Registrant's Telephone Number, Including Area Code)


                                      N/A
         (Former Name or Former Address, if Changes Since Last Report)


                     Index to Exhibits appears at page 6.

Item 2.  Acquisition or Disposition of Assets

       Pro Image, Inc., a Utah corporation ("Pro Image") is a wholly owned subsidiary of Rentrak Corporation ("Rentrak"). Pro Image owns and franchises retail outlets which sell sports-oriented products and apparel featuring products licensed by college and professional sports teams. On December 9, 1996, pursuant to an Asset Purchase Agreement by and among Pro Image, PI Acquisition, L.C., a Utah limited liability company ("PI Acquisition") and Rentrak dated December 6, 1996 (a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference), Pro Image sold all of its franchise operations to PI Acquisition for $1.2 million ($800,000 of which was paid on December 9, 1996 and $400,000 of which was paid on December 23, 1996). Some of the members of PI Acquisition are former or current employees of Pro Image. In addition, on November 1, 1996 and December 6, 1996 Pro Image sold 7 of its owned retail outlets for an aggregate of approximately $930,000 in two separate transactions. Pro Image continues to own 37 retail outlets. As previously announced by Rentrak, Pro Image intends to sell or close all of its remaining outlets by the end of March 1997.

Item 7.  Financial Statements and Exhibits

(a)    Pro Forma Financial Information.
       -------------------------------

       Unaudited pro forma financial information for Rentrak Corporation includes the following:

       (1)   Pro Forma Consolidated Balance Sheet dated September 30, 1996

       (2)   Notes to Pro Forma Balance Sheet.

(b)    Exhibits.
       --------

       The following exhibit is filed with this report:

       2.1 Asset Purchase Agreement by and among Pro Image, Inc., PI Acquisition, L.C. and Rentrak Corporation dated December 6, 1996 (without exhibits)

                              Rentrak Corporation
                      PROFORMA CONSOLIDATED BALANCE SHEET
                              September 30, 1996
                                  (Unaudited)

                        ASSETS:                                            BLOWOUT          PRO IMAGE
                                                                          PRO FORMA         PRO FORMA
                                                      HISTORICAL             ADJ.              ADJ.         PROFORMA
                                                     -----------------------------------------------------------------
CURRENT ASSETS:
   Cash and Cash equivalents                          $ 4,879,700                        $1,679,781 (c)   $ 6,559,481
   Accounts receivable, net allowance
      for doubtful accounts of 345,259                 15,611,237                                          15,611,237
   Accounts receivable - Affiliate                      1,437,811                                           1,437,811
   Advances to program suppliers                        1,391,151                                           1,391,151
   Inventory                                            1,492,983                                           1,492,983
   Deferred tax asset                                   1,427,969                                           1,427,969
   Other current assets                                 1,793,786                         1,100,000 (c)     2,893,786
                                                     -------------                       ----------     --------------
      Total current assets                             28,034,637                         2,779,781        30,814,418
                                                     -------------                       ----------     --------------

PROPERTY AND EQUIPMENT, net                             1,016,678                                           1,016,678
INTANGIBLES, net                                          345,132                                             345,132
NOTES RECEIVABLE, - AFFILIATES                          2,800,000                                           2,800,000
OTHER INVESTMENTS, net                                  1,772,972          (310,869) (a)                    1,462,103
DEFERRED TAX ASSET                                      3,002,538                                           3,002,538
OTHER L.T. ASSETS                                         709,178                                             709,178
NET NONCURRENT ASSETS OF
   DISCONTINUED OPERATIONS                             14,749,248       (11,122,512) (b)   (260,000)(d)     3,366,736
                                                     -----------------------------------------------------------------
      TOTAL ASSETS                                     52,430,383       (11,433,381)      2,519,781        43,516,783
                                                     =================================================================




LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                    15,783,433                                          15,783,433
   Accrued liabilities                                  3,097,497                                           3,097,497
   Accrued compensation                                 1,544,254                                           1,544,254
   Deferred Revenue                                     1,436,876                                           1,436,876
   Net Current Liabilities of Discontinued Operations  11,942,858        (3,063,649) (b)  2,519,781 (d)    11,398,990
                                                     -----------------------------------------------------------------
     Total Current Liabilities                         33,804,918        (3,063,649)      2,519,781        33,261,050
                                                     -----------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
   Preferred stock $.001 par value;
     Authorized:  10,000,000 shares
   Common stock, $.001 par value;
     Authorized: 20,000,000 shares
     Issued:  12,141,241 shares                            12,141                                              12,141
   Capital in excess of par value                      49,088,037                                          49,088,037
   Net unrealized gain on investment securities            45,774                                              45,774
   Accumulated deficit                               (28,813,933)        (8,369,732) (b)                 (37,183,665)
   Less - Deferred charges - warrants                 (1,706,554)                                         (1,706,554)
                                                     -----------------------------------------------------------------
                                                       18,625,465        (8,369,732)         --           10,255,733
                                                     =================================================================
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY                                                52,430,383       (11,433,381)      2,519,781        43,516,783
                                                     =================================================================

                              Rentrak Corporation
                 NOTES TO PROFORMA CONSOLIDATED BALANCE SHEET
                              September 30, 1996
                                  (Unaudited)

The accompanying unaudited pro forma balance sheet as of September 30, 1996 has been prepared to present the effect of (i) the disposition of BlowOut Entertainment, Inc. and (ii) the disposition of the Pro Image franchise operations and certain of its corporate stores (the "Pro Image Dispositions"), as if such dispositions had occurred on the balance sheet date, September 30, 1996. No pro forma statements of operations for the periods ended March 31, 1996 and September 30, 1996 have been presented as such dispositions were already reflected as discontinued operations in the March 31, 1996 and September 30, 1996 Rentrak Corporation consolidated financial statements.

The disposition of BlowOut Entertainment, Inc. was previously disclosed in Rentrak Corporation's Form 8-K filed on December 10, 1996.

The pro forma information is not necessarily indicative of the results that actually would have occurred had the sale been in effect on the date indicated or that may be obtained in the future. The pro forma financial information should be read in connection with the Consolidated Financial Statements and footnotes thereto included in the Rentrak Corporation 1996 Annual Report to shareholders.

The pro forma balance sheet has been prepared based upon the historical financial statements of Rentrak Corporation. Pro forma adjustments are described below.

(a) Adjustment to reflect Rentrak Corporation's 9.9% investment in BlowOut Entertainment, Inc.

(b) Adjustment to eliminate the net assets and liabilities of BlowOut Entertainment, Inc.

(c) Adjustment to record the cash received and the notes receivable due related to the Pro Image Dispositions.

(d) Adjustment to eliminate the net assets and liabilities of the Pro Image Dispositions.

                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  December 31, 1996

                                        RENTRAK CORPORATION
                                        (Registrant)

                                        By: /s/ Carolyn Pihl
                                           -----------------------------------
                                           Carolyn A. Pihl
                                           Chief Accounting Officer

                               INDEX TO EXHIBITS

Exhibit No.                  Description                          Sequential
                                                                 Page Number
  2.1        Asset Purchase Agreement by and among Pro                7
             Image, Inc., PI Acquisition, L.C. and
             Rentrak Corporation dated  December 6, 1996
             (without exhibits)